SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND

        SUPPLEMENT DATED JUNE 4, 1997 TO PROSPECTUS DATED APRIL 30, 1997


         The address to which checks are to be sent as shown on page 13 of the prospectus under the caption "Purchases by Mail" is amended to read as follows:

                         VOYAGEUR ASSET MANAGEMENT LLC
                          ATTN: CLIENT ADMINISTRATION
                      90 SOUTH SEVENTH STREET, SUITE 4400
                           MINNEAPOLIS, MN 55402-4115

         The following information shown under the caption "Purchase by Telephone" on page 13 of the prospectus is amended to read:

          FOR CREDIT OF: SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND
                        CHECKING ACCOUNT NO. 6355028712

         The phrase numbered (8) under the caption "Waiver of Sales Charges" on page 14 of the prospectus is amended to add the phrase:

         (the Fund may be available through a broker-dealer which charges a transaction fee for purchases and sales);